UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 27, 2026

TENON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

104 Cooper Court
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 649-5760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC
Warrants	TNONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2026, Tenon Medical, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) for the issuance and sale in a private placement (the “Private Placement”) of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 597,610 shares (the “Pre-Funded Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $5.019 per Pre-Funded Warrant, and (ii) Series A warrants to purchase up to an aggregate of 1,058,517 shares of Common Stock (the “Series A Warrants,” and the shares issuable upon exercise thereof, the “Series A Warrant Shares”). The Private Placement closed on August 31, 2026. The Company received gross proceeds of $2,999,404.59 (which does not include $597.61 that the Company may receive from the Purchaser upon exercise of the Pre-Funded Warrants) from the Private Placement.

Each Series A Warrant has an exercise price of $5.02 per share. The Series A Warrants are immediately exercisable and will expire five (5) years from issuance. A holder may not exercise any portion of the Series A Warrants to the extent the Purchaser would own more than 4.99% of the outstanding Common Stock immediately after exercise. A holder may increase or decrease this percentage with respect to the Series A Warrants to a percentage not in excess of 9.99%, except that any such increase shall require at least 61 days’ prior notice to the Company.

The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.001 per share of Common Stock at any time until all of the Pre-Funded Warrants are exercised in full. A holder may not exercise any portion of the Pre-Funded Warrants to the extent the Purchaser would own more than 9.99% of the outstanding Common Stock immediately after exercise.

WallachBeth Capital LLC (the “Placement Agent”) served as the Company’s exclusive placement agent in connection with the Private Placement, pursuant to that certain placement agency agreement, dated as of August 27, 2026, between the Company and Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Private Placement and agreed to reimburse the Placement Agent for certain expenses and legal fees.

The Placement Agency Agreement and the Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of August 31, 2026, with the Purchaser, pursuant to which the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the Pre-Funded Warrant Shares and the Series A Warrant Shares no later than 15 days after the date of the Registration Rights Agreement, and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 45 days following the date of the Registration Rights Agreement (or 75 days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC).

The Private Placement closed on August 31, 2026. The Company intends to use the net proceeds received from the Private Placement for repayment of certain debt, working capital and general corporate purposes.

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The foregoing descriptions of terms and conditions of the Placement Agency Agreement, the Purchase Agreement, the Pre-Funded Warrants, the Series A Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of the Placement Agency Agreement, the Purchase Agreement, the form of the Pre-Funded Warrant, the form of the Series A Warrant, and the form of the Registration Rights Agreement, which are attached hereto as Exhibits 1.1, 10.1, 4.1, 4.2, and 10.2, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Neither the issuance of the Pre-Funded Warrants, the Series A Warrants, or the shares of Common Stock issuable upon exercise thereof, as applicable, were registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The issuance of the Pre-Funded Warrants and the Series A Warrants were and the shares of Common Stock issuable upon the exercise thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 8.01 Other Events.

On August 28, 2026, the Company issued a press release announcing the pricing of the Private Placement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 31, 2026, the Company issued a press release announcing the closing of the Private Placement. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description
1.1	Placement Agency Agreement dated August 27, 2026
4.1	Form of Pre-Funded Warrant
4.2	Form of Series A Warrant
10.1*	Form of Securities Purchase Agreement
10.2*	Form of Registration Rights Agreement
99.1	Press Release issued by Tenon Medical, Inc. dated August 28, 2026
99.2	Press Release issued by Tenon Medical, Inc., dated August 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026	TENON MEDICAL, INC.
(Registrant)

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President

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